UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

Sadhana Equity Investment, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-52188	20-5122076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

18101 Von Karmen Avenue, Suite 330
Irvine, California 92612
(Address of Principal Executive Offices including Zip Code)

(949) 646-8370
(Registrant’s Telephone Number, including Area Code)

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Registered Public Accounting Firm.

On June 10, 2009, Sadhana Equity Investment, Inc., a Florida corporation (the “Company”), dismissed Moore & Associates, Chartered, as its independent registered public accounting firm.  The Company’s Board of Directors has approved the decision to change the Company’s independent registered public accounting firm to Lake & Associates, CPA’s, LLC.

The report of Moore & Associates, Chartered on the balance sheet of the Company as of December 31, 2007 and 2006 and the statements of operations, shareholders’ equity (deficit) and cash flows for the years ended December 31, 2007 and 2006 and July 5, 2006 (inception) through December 31, 2007 and 2006, and our reviews of interim financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  There have been no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused Moore & Associates, Chartered to make reference thereto in its report on the Company’s financial statements.

The Company has requested that Moore & Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated June 10, 2009, is attached as Exhibit 16.1 to this Form 8-K.

(b)           New Independent Registered Public Accounting Firm.

On June 10, 2009, the Company engaged Lake & Associates, CPA’s, LLC, as its independent registered public accounting firm for the fiscal year endings December 31, 2008.  The Company has not previously consulted with Lake & Associates CPA’s, LLC, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure regarding the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                Description

16.1	Letter dated June 10, 2009 from Moore & Associates, Chartered to the Securities and Exchange Commission regarding statements included in this report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADHANA EQUITY INVESTMENT, INC.
(Registrant)

 Dated: June 10, 2009

By:                 /s/ Paul Garcia
Paul Garcia
President, Secretary and Treasurer

Sadhana Equity Investment, Inc.

Index to Exhibits

Exhibit Number                                           Description

16.1	Letter dated June 10, 2009 from Moore & Associates, Chartered to the Securities and Exchange Commission regarding statements included in this report on Form 8-K